UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California		94065-1166
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Saba Software, Inc. (the “Company”) entered into a letter agreement with Wells Fargo Bank, National Association (“Wells Fargo”) and certain wholly-owned subsidiaries of the Company dated as of December 21, 2012 pursuant to which Wells Fargo extended to January 31, 2013 the time for the Company to deliver to Wells Fargo under the terms of the Credit Agreement between parties dated as of June 27, 2011 (the “Credit Agreement”), the following: (i) the Company’s Form 10-Q for its fiscal quarter ended February 29, 2012 (“Third Quarter Form 10-Q”) and related financial statements, (ii) the Company’s Form 10-K for its fiscal year ended May 31, 2012 (“Form 10-K”) and related financial statements, (iii) the Company’s Form 10-Q for its fiscal quarter ended August 31, 2012 (the “First Quarter Form 10-Q”), and related financial statements, and (iv) the Company’s Form 10-Q for its fiscal quarter ended November 30, 2012 (the “Second Quarter Form 10-Q”), and related financial statements. The Company has previously reported its delay in filing its Third Quarter Form 10-Q, Form 10-K and First Quarter Form 10-Q as well as the pending restatement.

A copy of the letter agreement with Wells Fargo is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, the Company participated in an in-person hearing before The NASDAQ Stock Market LLC Hearings Panel (the “Panel”) to request additional time in which to bring its filings with the Securities and Exchange Commission current. On December 21, 2012, the Company received a decision from the Panel granting the Company’s request for continued listing of the Company’s common stock until April 4, 2013 (the “Extension Date”), which is the full extent of the Panel’s authority to grant an exception and allow continued listing while there is a deficiency in the Company’s compliance with the listing requirements as a result of the late filings.

It is a condition to the Company’s continued listing under the Panel’s order that the Company regain compliance with all applicable requirements for continued listing on The NASDAQ Stock Market on or prior to April 4, 2013 including completion of the restatement and filing of all of its Securities and Exchange Commission filings.

Item 7.01. Regulation FD Disclosure.

On December 26, 2012, the Company issued a press release announcing the Panel’s decision. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, between the Company, Hal Acquisition Sub, Inc., HumanConcepts, LLC, and Wells Fargo Bank, National Association dated as of December 21, 2012.

99.1	Press Release dated December 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: December 26, 2012	/s/ Peter E. Williams III
(Signature)

Peter E. Williams III

General Counsel, Executive Vice President, Corporate Development and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, between the Company, Hal Acquisition Sub, Inc., HumanConcepts, LLC, and Wells Fargo Bank, National Association dated as of December 21, 2012.

99.1	Press Release dated December 26, 2012.